EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Declan French, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Thinkpath Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Thinkpath Inc.

Date: August 21, 2006               By: /s/ Declan French
                                        -----------------
                                        Name: Declan French
                                        Title: Chief Executive Officer

I, Kelly Hankinson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Thinkpath Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Thinkpath Inc.

Date: August 21, 2006               By: /s/ Kelly Hankinson
                                        -------------------
                                        Name: Kelly Hankinson
                                        Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Thinkpath Inc. and will be retained by Thinkpath Inc. and furnished to the Securities and Exchange Commission or its staff upon request.